SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           July 29, 1999
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                             First Union Corporation
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             (Exact name of registrant as specified in its charter)

       North Carolina                    1-10000                 56-0898180
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)

             One First Union Center
           Charlotte, North Carolina                    28288-0013
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    (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code         (704)374-6565
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        (Former name or former address, if changed since last report.)

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Item 5. Other Events.

      On July 29, 1999, First Union Corporation Chairman and CEO Edward E. Crutchfield announced that G. Kennedy Thompson, 48 has been elected by First Union's Board of Directors to become the President of First Union following the upcoming retirement of John R. Georgius, who will retire as First Union's President and as a director effective as of December 31, 1999. Thompson was also elected to First Union's Board of Directors effective immediately. A copy of the news release for the announcement is being filed as Exhibit (99) to this report. The news release is incorporated herein by reference.


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Item 7.  Financial Statements and Exhibits.

      (c) Exhibits.

            (99)  The News Release.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FIRST UNION CORPORATION


      Date: July 30, 1999                       By:  /s/ Kent S. Hathaway
                                                    -------------------------
                                                    Name:  Kent S. Hathaway
                                                    Title: Senior Vice President
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                                  Exhibit Index

      Exhibit No.                         Description
      -----------                         -----------

      (99)                                The News Release.